Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The components of pretax income for the years ended December 31, 2013, 2012 and 2011 are as follows:

	Year Ended December 31,
	2013	2012	2011
	(In millions)
United States	$594	$605	$1,746
International	2,872	2,479	2,164
	$3,466	$3,084	$3,910

U.S. pre-tax income for the year ended December 31, 2011 includes approximately $449 million relating to non-U.S. income recharacterized as U.S. income due to the settlement of multiple uncertain tax positions.

The provision for income taxes is comprised of the following:

	Year Ended December 31,
	2013	2012	2011
	(In millions)
Current:
Federal	$455	$327	$518
State and local	(4)	63	24
Foreign	190	120	122
	$641	$510	$664
Deferred:
Federal	$18	$34	$64
State and local	(22)	(24)	(3)
Foreign	(27)	(45)	(44)
	(31)	(35)	17
	$610	$475	$681

The following is a reconciliation of the difference between the actual provision for income taxes and the provision computed by applying the federal statutory rate of 35% for 2013, 2012 and 2011 to income before income taxes:

	Year Ended December 31,
	2013	2012	2011
	(In millions)
Provision at statutory rate	$1,213	$1,080	$1,369
Permanent differences:
Foreign income taxed at different rates	(607)	(617)	(1,093)
Gain on sale of Skype	—	—	321
Change in valuation allowance	—	3	(1)
Stock-based compensation	33	(14)	32
State taxes, net of federal benefit	(26)	39	21
Research and other tax credits	(43)	1	(8)
Divested business	21	(41)	34
Other	19	24	6
	$610	$475	$681

Deferred tax assets and liabilities are recognized for the future tax consequences of differences between the carrying amounts of assets and liabilities and their respective tax bases using enacted tax rates in effect for the year in which the differences are expected to be reversed. Significant deferred tax assets and liabilities consist of the following:

	December 31,
	2013	2012
	(In millions)
Deferred tax assets:
Net operating loss, capital loss and credits	$310	$235
Accruals and allowances	341	355
Stock-based compensation	145	133
Discount on note receivable	—	55
Net unrealized losses	5	5
Net deferred tax assets	801	783
Valuation allowance	(186)	(169)
	$615	$614
Deferred tax liabilities:
Unremitted foreign earnings	$(246)	$(220)
Acquisition-related intangibles	(296)	(357)
Depreciation and amortization	(351)	(302)
Available-for-sale securities	(332)	(237)
Other	(28)	(21)
	(1,253)	(1,137)
	$(638)	$(523)

As of December 31, 2013, our federal, foreign and state net operating loss carryforwards for income tax purposes were approximately $146 million, $147 million and $569 million, respectively. The federal and state net operating loss carryforwards are subject to various limitations under Section 382 of the Internal Revenue Code and applicable state tax laws. If not utilized, the federal net operating loss carryforwards will begin to expire in 2016 and the state net operating loss carryforwards will begin to expire in 2014. As of December 31, 2013, our federal and state tax credit carryforwards for income tax purposes were approximately $2 million and $44 million, respectively. If not utilized, the federal tax credit carryforwards will begin to expire in 2018 and most of the state tax credits carry forward indefinitely.
As of December 31, 2013 and 2012, our federal capital loss carryover amounted to $403 million and $344 million, respectively, which is subject to a full valuation allowance. The increase in the capital loss carryover and associated valuation allowance is primarily due to the tax loss on sale of the Kynetic note. If not utilized, the federal capital loss carryover will begin to expire in 2014 and fully expire in 2018.
At December 31, 2013 and 2012, we maintained a valuation allowance with respect to certain of our deferred tax assets relating primarily to U.S. capital losses and operating losses in certain states and various non-U.S. jurisdictions that we believe are not likely to be realized.
We have not provided for U.S. federal or foreign income taxes, including withholding taxes on $14.0 billion of our non-U.S. subsidiaries' undistributed earnings as of December 31, 2013. We intend to indefinitely reinvest the $14.0 billion of our non-U.S. subsidiaries’ undistributed earnings in our international operations. Accordingly, we currently have no plans to repatriate those funds. As such, we do not know the time or manner in which we would repatriate those funds. Because the time or manner of repatriation is uncertain, we cannot determine the impact of local taxes, withholding taxes and foreign tax credits associated with the future repatriation of such earnings and therefore cannot quantify the tax liability. In cases where we intend to repatriate a portion of our foreign subsidiaries’ undistributed earnings, we provide U.S. and applicable foreign taxes on such earnings and such taxes are included in our deferred taxes or tax payable liabilities depending upon the planned timing and manner of such repatriation. During 2013, we provided U.S. tax on approximately $450 million of our non-U.S. earnings which we expect to repatriate in the future.
On a regular basis, we develop cash forecasts to estimate our cash needs internationally and domestically. We consider projected cash needs for, among other things, investments in our existing businesses, potential acquisitions and capital transactions, including repurchases of our common stock and debt repayments. We estimate the amount of cash available or needed in the jurisdictions where these investments are expected, as well as our ability to generate cash in those jurisdictions and our access to capital markets. This analysis enables us to conclude whether or not we will indefinitely reinvest the current period’s foreign earnings. We benefit from tax rulings concluded in several different jurisdictions, most significantly Switzerland, Singapore and Luxembourg. These rulings provide for significantly lower rates of taxation on certain classes of income and require various thresholds of investment and employment in those jurisdictions. These rulings resulted in a tax savings of $540 million and $439 million in 2013 and 2012, respectively, which increased earnings per share (diluted) by approximately $0.41 and $0.33 in 2013 and 2012, respectively. These tax rulings are currently in effect and expire over periods ranging from 2020 to the duration of business operations in the respective jurisdictions. We evaluate compliance with our tax ruling agreements annually.

The following table reflects changes in unrecognized tax benefits since January 1, 2011:

	2013	2012	2011
	(In millions)
Gross amounts of unrecognized tax benefits as of the beginning of the period	$340	$286	$428
Increases related to prior period tax positions	104	60	33
Decreases related to prior period tax positions	(143)	(24)	(139)
Increases related to current period tax positions	37	19	41
Settlements	(4)	(1)	(77)
Gross amounts of unrecognized tax benefits as of the end of the period	$334	$340	$286

During 2013 we increased our reserves by $104 million for various issues that related to tax examination risks assessed during the year. In addition, we reduced our reserves by $143 million based on audit findings and settlement of multiple uncertain tax positions. If the remaining balance of unrecognized tax benefits were realized in a future period, it would result in a tax benefit of $256 million. As of December 31, 2013, our liabilities for unrecognized tax benefits were included in accrued expenses and other current liabilities and deferred and other tax liabilities, net.

 We recognize interest and/or penalties related to uncertain tax positions in income tax expense. In 2013, we reduced our accrual for penalties and interest resulting in a tax benefit of $17 million. The amount of interest and penalties accrued as of December 31, 2013 and 2012 was approximately $77 million and $117 million, respectively.

We are subject to both direct and indirect taxation in the U.S. and various states and foreign jurisdictions. We are under examination by certain tax authorities for the 2003 to 2012 tax years. We believe that adequate amounts have been reserved for any adjustments that may ultimately result from these or other examinations. The material jurisdictions where we are subject to potential examination by tax authorities for tax years after 2002 include, among others, the U.S. (Federal and California), France, Germany, Italy, Korea, Israel, Switzerland, Singapore and Canada.

Although the timing of the resolution and/or closure of audits is highly uncertain, it is reasonably possible that the balance of gross unrecognized tax benefits could significantly change in the next 12 months. However, given the number of years remaining subject to examination and the number of matters being examined, we are unable to estimate the full range of possible adjustments to the balance of gross unrecognized tax benefits.